UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

n/a

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Santander Consumer USA Holdings Inc. (the “Company”) is furnishing the transcript of the Company’s presentation at a June 11, 2014 conference and the information below. The transcript of the conference is attached hereto as Exhibit 99.1 and incorporated herein.

(1)	The Company currently expects its results through the course of 2014 to be in line with expectations previously communicated during its first quarter 2014 earnings call; however, if the current regulatory circumstances in the United States, and in particular, of Grupo Santander in the United States, and current competitive environment persist, our earnings growth beginning in 2015 could be reduced to approximately 2-3% as the Company lowers the growth of owned assets and shifts the mix toward more capital efficient higher ROE servicing income. In such a scenario, the Company would continue to explore all options for retaining additional assets and exceeding such growth in earnings per share estimates as the regulatory and competitive landscape improves.

(2)	Over time, the Company expects a reduction of reserve coverage from an estimated 17 months to 15 months. Consistent with the Company’s expectations leading up to the IPO and as previously disclosed in connection with the Company’s first quarter 2014 results, over time the Company expects its reserve coverage to moderate as asset performance continues to evolve and stabilize and as the currently expected levels of recoveries are achieved.

(3)	As previously disclosed by the Company, the Federal Reserve Bank of Boston (the “Federal Reserve”) informed SCUSA’s parent company, Santander Holdings USA, Inc. (“SHUSA”), that the Federal Reserve objected to SHUSA’s capital plan (the “capital plan”) pursuant to the Comprehensive Capital Analysis and Review (“CCAR”) previously submitted to the Federal Reserve by SHUSA. As a result and as the Company also previously disclosed, the Company expects to incur additional compliance costs. The Company’s incremental costs related to regulatory compliance, including CCAR, are currently expected to include an incremental staffing requirement of approximately 100 full time employees at approximately $125,000 average annual cost per person. The Company expects that these incremental employees will represent one component of costs the Company will incur in developing a best-in-class compliance capability. Other costs of the process will include, but may not be limited to, IT systems, consultants and advisors, and legal costs. The Company is in the process of evaluating and estimating the overall impact of these costs on its expected results.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although the

Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. For an additional discussion of these risks, please see Part I, Item 1A entitled “Risk Factors” in the Company’s 2013 Annual Report on Form 10-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of June 11, 2014 investor presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: June 11, 2014

	By:	/s/ Jason A. Kulas
	Name:	Jason A. Kulas
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of June 11, 2014 investor presentation.